Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Alan F. Krock hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. (“PMC”), that, to my knowledge, the Annual Report of PMC on Form 10-K for the annual period ended December 31, 2005, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMC.

Date: March 8, 2006	By:	/s/ Alan F. Krock
Alan F. Krock
Vice President
Chief Financial Officer and Principal Accounting Officer